UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 26, 2005

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA (State or other jurisdiction incorporation)	000-16741 (Commission File Number)	94-1667468 (I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     As described in more detail under Item 4.02 below, on January 26, 2005, Comstock Resources, Inc. (the “Company”) announced that it would be restating its financial statements for the three months and nine months ended September 30, 2004 and the previously filed financial statements for that period should therefore no longer be relied upon. The press release announcing the restatement is attached hereto as Exhibit 99.1.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     On January 26, 2005, the Company’s Audit Committee determined that the Company’s financial statements for the three and nine month periods ended September 30, 2004 (the “September 30, 2004 Financial Statements”) should no longer be relied upon because they needed to be restated to correct the accounting for the Company’s ownership interest in Bois d’Arc Energy, LLC (“Bois d’Arc Energy”). Upon its formation on July 16, 2004, the Company started consolidating Bois d’Arc Energy. Under the terms of Bois d’Arc Energy’s operating agreement, the Company jointly shares management of Bois d’Arc Energy with the principals of Bois d’Arc Resources, Ltd. Upon further consideration of Bois d’Arc Energy’s formation documents, the Company has concluded that consolidation is precluded due to its inability to control Bois d’Arc Energy pursuant to Bois d’Arc Energy’s operating agreement. Consequently, the Company is restating the September 30, 2004 Financial Statements to account for the Company’s 59.9% interest in Bois d’Arc Energy under the proportionate consolidation method. The Company’s Audit Committee discussed the restatement with Ernst & Young, LLP, the Company’s independent registered public accounting firm.

     Except for the three and nine month periods ended September 30, 2004, no other periods were affected by the restatement. The restatement did not have any impact on the Company’s consolidated stockholders’ equity, net income or earnings per share for any of the periods presented. The Company will be filing an amendment to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, which Form 10-Q/A will contain the restated September 30, 2004 Financial Statements.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description
99.1	Press Release dated January 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.
Dated: January 27, 2005	By:	/s/ M. Jay Allison
M. Jay Allison
President and Chief Executive Officer